Exhibit 10.2(a)

EXECUTION VERSION

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “First Amendment”), dated as of March 31, 2020, by and among MISTER CAR WASH HOLDINGS, INC., a Delaware corporation (the “Borrower”), HOTSHINE INTERMEDIATECO, INC., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower party hereto, as Subsidiary Guarantors, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, together with any successor in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, together with any successor in such capacity, the “Collateral Agent”), the undersigned lenders party to that certain Second Lien Credit Agreement, dated as of May 14, 2019 (as amended from time to time, the “Second Lien Credit Agreement”), by and among Holdings, the Borrower, the Agents, the lenders party thereto from time to time (the “Second Lien Lenders” and, the undersigned Second Lien Lenders, together with their respective successors and permitted assigns, the “Consenting Second Lien Lenders”), and the Persons listed on the March 2020 Incremental Term Loan Commitment Schedule attached hereto as Annex I (acting in their capacities as lenders making Incremental Term Loans, collectively, the “March 2020 Incremental Lenders”).

PRELIMINARY STATEMENTS

WHEREAS, in accordance with Section 11.01 of the Second Lien Credit Agreement, Holdings and the Borrower have requested that the Second Lien Lenders agree to make certain amendments to the Second Lien Credit Agreement as set forth in Section 3 hereto, including, among other things, to allow the Borrower the option to make the interest payments due on the last Business Day of March, June and September, 2020 via payment-in-kind by adding such amount to the outstanding principal amount of Term Loans under the Second Lien Credit Agreement;

WHEREAS, pursuant to Section 11.01 of the Second Lien Credit Agreement, the consent of the Borrower and each Second Lien Lender directly and adversely affected thereby, and the acknowledgement of the Administrative Agent, on the First Amendment Effective Date, is required to effect certain amendments to the Second Lien Credit Agreement as set forth in Section 3 hereto;

WHEREAS, the Consenting Second Lien Lenders constitute all Lenders under the Second Lien Credit Agreement on the First Amendment Effective Date; and

WHEREAS, each Consenting Second Lien Lender consents to amend the Second Lien Credit Agreement as set forth herein, and the Administrative Agent acknowledges such amendments to the Second Lien Credit Agreement as set forth herein;

WHEREAS, the Borrower hereby elects to make the entire interest payment due under the Second Lien Credit Agreement on the last Business Day of March, 2020 (after giving effect to the amendments contemplated hereby, in the amount of $5,874,152.26) via payment-in-kind by adding such amount to the outstanding principal amount of Term Loans on such date; and

WHEREAS, in accordance with Section 2.16 of the Second Lien Credit Agreement, the March 2020 Incremental Lenders, the Consenting Second Lien Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that, on the last Business Day of March 2020, the March 2020 Incremental Lenders will make Incremental Term Loans to the Borrower in an aggregate principal amount of $5,625,000, the proceeds of which will be used for general corporate purposes and to finance transactions not prohibited by the Second Lien Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed as follows.

SECTION 1.    DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Second Lien Credit Agreement or the Closing Date Intercreditor Agreement, as applicable.

SECTION 2.    INCREMENTAL AMENDMENT.

(a)    Pursuant to Section 2.16 of the Second Lien Credit Agreement, the Borrower hereby proposes to incur $5,625,000 of Incremental Term Loans (such Incremental Term Loans, the “March 2020 Incremental Term Loans”).

(b)    Each March 2020 Incremental Lender identified on the March 2020 Incremental Term Loan Commitment Schedule attached hereto as Annex I (the “March 2020 Incremental Term Loan Commitment Schedule”) has been invited by the Borrower, and each has severally agreed, subject to the terms hereof, to (i) provide an Incremental Term Loan Commitment in an amount equal to the amount allocated to such March 2020 Incremental Lender on the March 2020 Incremental Term Loan Commitment Schedule (such Incremental Term Loan Commitments, collectively, the “March 2020 Incremental Term Loan Commitments”) and (ii) make that portion of the March 2020 Incremental Term Loans equal to the Incremental Term Loan Commitment allocated to such March 2020 Incremental Lender on the March 2020 Incremental Term Loan Commitment Schedule to the Borrower in Dollars on the First Amendment Effective Date. The aggregate amount of the March 2020 Incremental Term Loan Commitments immediately prior to the funding of the March 2020 Incremental Term Loans on the First Amendment Effective Date is $5,625,000. The Administrative Agent shall be entitled to conclusively assume that the entire amount of the March 2020 Incremental Term Loans contemplated to be made on the First Amendment Effective Date have been made as of such date, including for purposes of maintaining the Register.

(c)    Pursuant to Section 2.16 of the Second Lien Credit Agreement, by execution and delivery of this First Amendment, each March 2020 Incremental Lender agrees and acknowledges that it shall have an Incremental Term Loan Commitment in an amount equal to the amount allocated to such March 2020 Incremental Lender on the March 2020 Incremental Term Loan Commitment Schedule. Upon the funding of the March 2020 Incremental Term Loans, the March 2020 Incremental Term Loan Commitments shall be automatically and permanently reduced to $0.

(d)    The Borrower has elected to incur the March 2020 Incremental Term Loans in reliance on the Ratio Amount; provided that if it should later be determined that such amount was not permitted under the Ratio Amount for any reason, such amount shall automatically be deemed to have been incurred under the Fixed Incremental Amount.

(e)    The terms of the March 2020 Incremental Term Loans shall be identical to the terms of the Initial Term Loans for all purposes under the Second Lien Credit Agreement and the other Loan Documents (provided that it is understood that the March 2020 Incremental Term Loans shall be issued at par). The March 2020 Incremental Term Loans shall be of the same Class as the Initial Term Loans and the March 2020 Incremental Term Loans shall have the same rights as and be subject to the provisions of the Second Lien Credit Agreement and the other Loan Documents on the same basis as the Initial Term Loans. The parties hereto intend to treat the March 2020 Incremental Term Loans as fungible with the Initial Term Loans outstanding immediately prior to the First Amendment Effective Date for U.S. federal income tax purposes. For the avoidance of doubt, the aggregate principal amount of Initial Term Loans that shall be outstanding on the First Amendment Effective Date after (i) giving effect to the incurrence of the March 2020 Incremental Term Loans and (ii) making the entire interest payment due under the Second Lien Credit Agreement on the last Business Day of March, 2020 via payment-in-kind, is $236,499,152.26.

(f)    Each March 2020 Incremental Lender, by delivering its signature page to this First Amendment on the First Amendment Effective Date,

(i)    confirms that it has received a copy of the Second Lien Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Sections 6.01(a) and (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this First Amendment and to make that portion of the March 2020 Incremental Term Loans equal to the March 2020 Incremental Term Loan Commitment allocated to such March 2020 Incremental Lender on the March 2020 Incremental Term Loan Commitment Schedule;

(ii)    confirms that it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment and to make that portion of the March 2020 Incremental Term Loans equal to the March 2020 Incremental Term Loan Commitment allocated to such March 2020 Incremental Lender on the March 2020 Incremental Term Loan Commitment Schedule, and confirms that it will independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, make its own credit analysis and decisions in taking or not taking action under the Loan Documents;

(iii)    irrevocably appoints and authorizes Wilmington Trust, National Association to act on its behalf as the Administrative Agent and Collateral Agent under the Loan Documents and authorizes each of the Administrative Agent and Collateral Agent to take such actions as agent on its behalf and to exercise such powers under this First Amendment, the Second Lien Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent and the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto; and

(iv)    agrees that it will be bound by the provisions of the Second Lien Credit Agreement as a Lender thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Second Lien Credit Agreement are required to be performed by it as a Lender.

Furthermore, (A) each March 2020 Incremental Lender acknowledges that it is an Affiliated Lender for all purposes under the Second Lien Credit Agreement and (B) each party hereto acknowledges that (1) other parties hereto currently may have, and later may come into possession of, information regarding the Loan Parties or the Obligations that is not known to it and that may be material to a decision with respect to the Obligations (“Excluded Information”), (2) it has determined to enter into this Amendment and the transactions contemplated hereby notwithstanding its lack of knowledge of the Excluded Information, and (3) no other party shall have no liability to it, and it hereby to the maximum extent permitted by law waives and releases any claims it may have against the other parties hereto, with respect to the nondisclosure of the Excluded Information; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties set forth herein.

(g)    It is understood and agreed that (i) the March Incremental Term Loans are “Incremental Loans,” “Incremental Term Loans” and “Initial Term Loans”; (ii) the March Incremental Term Loan Commitments are “Incremental Term Loan Commitments”; (iii) each March 2020 Incremental Lender is an “Additional Lender” and an “Affiliated Lender”; and (iv) this First Amendment is an “Incremental Amendment,” in each case, as defined in the Second Lien Credit Agreement. It is further understood and agreed that this First Amendment is a “Loan Document” as defined in the Second Lien Credit Agreement.

(h)    In connection with the issuance of the March 2020 Incremental Term Loans, the Consenting Second Lien Lenders hereby agree to waive the requirements set forth in Section 2.16(c) of the Second Lien Credit Agreement that (i) the Borrower deliver a certificate from a Responsible Officer of the Borrower demonstrating the calculation of the Incremental Amount immediately after giving effect to the incurrence of the March 2020 Incremental Term Loans and (ii) each Incremental Facility be in an integral multiple of $1,000,000 and in an aggregate principal amount that is not less than $10,000,000.

SECTION 3.    ADDITIONAL AMENDMENTS TO SECOND LIEN CREDIT AGREEMENT. Subject to the satisfaction (or, other than with respect to Section 4(d), waiver in writing by the Consenting Second Lien Lenders) of the conditions set forth in Section 4 hereof, and in accordance with Section 11.01 of the Second Lien Credit Agreement, each Consenting Second

Lien Lender, each March 2020 Incremental Lender and the Borrower agree that the Second Lien Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Second Lien Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“First Amendment Effective Date” means March 31, 2020.

“Interest Period” means each three consecutive calendar month period ending on the last Business Day of each March, June, September and December of each calendar year.

“PIK Election” has the meaning set forth in Section 2.10(a).

“PIK Period” means the period from the First Amendment Effective Date until the earliest of (i) September 30, 2020, (ii) the receipt by the Administrative Agent and the Lenders of a PIK Period Termination Notice, and (iii) the occurrence of any Event of Default under Section 9.01(f).

“PIK Period Termination Notice” means a written notice from the Borrower to the Administrative Agent and the Lenders notifying the Administrative Agent and the Lenders that the Borrower is irrevocably terminating the PIK Period.

“September 2020 Incremental Term Loans” means Incremental Term Loans made by the Sponsor (or an Affiliate of the Sponsor) that is an Affiliated Lender (including any Affiliated Debt Fund) to the Borrower in an aggregate principal amount of $5,625,000, which Incremental Term Loans shall (i) shall have terms which are identical to the terms of the Initial Term Loans for all purposes under this Agreement and the other Loan Documents (provided that it is understood that the September 2020 Incremental Term Loans shall be issued at par), (ii) be of the same Class as the Initial Term Loans, and (iii) have the same rights as and be subject to the provisions of this Agreement and the other Loan Documents on the same basis as the Initial Term Loans.

“September PIK Condition” means the making of the September 2020 Incremental Term Loans.

(b)    Section 1.01 of the Second Lien Credit Agreement is hereby amended by amending and restating the following definitions as set forth below:

“Applicable Rate” means,

(a)     with respect to Initial Term Loans,

(i)    with respect to the Interest Periods ending March 31, 2020 and, if the Borrower has made a PIK Election with respect to such Term Loans, June 30, 2020, a percentage per annum equal to 10.50%,

(ii)    with respect to the Interest Period ending September 30, 2020, if the Borrower has made a PIK Election with respect to such Term Loans, a percentage per annum equal to 11.00%, or

(iii)    otherwise, if the Borrower has not made a PIK Election with respect to such Term Loans or for any period outside of the PIK Period, a percentage per annum equal to 10.0%, or

(b)    with respect to any Term Loans (other than Initial Term Loans), as specified in the applicable Incremental Amendment, Extension Amendment or Refinancing Amendment (or if not so specified or if such Term Loans have terms identical to the Initial Term Loans), the rate that is then applicable to Initial Term Loans).”

(c)    Section 2.10(a) of the Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)    Each Term Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Applicable Rate. For each Interest Payment Date occurring during the PIK Period, the Borrower may make an election upon written notice to the Administrative Agent and the Lenders no later than three Business Days prior to the applicable Interest Payment Date (each such election, the “PIK Election”) to have interest on the Term Loans at the Applicable Rate paid-in-kind by capitalizing and adding the full amount of interest due on such Interest Payment Date to the then-outstanding principal amount of the Term Loans on such Interest Payment Date, and on each applicable Interest Payment Date, if the PIK Election has been so made with respect to any Term Loans, an amount equal to the amount of interest that accrued on such Term Loans during the Interest Period ending on such Interest Payment Date shall be capitalized and added to the then-outstanding principal amount of the Term Loans unpaid on such Interest Payment Date; provided that the Borrower shall not be permitted to make a PIK Election for the Interest Period ending September 30, 2020 unless the September PIK Condition is or will be satisfied prior to, or substantially concurrently with, the capitalization of the interest payment due on September 30, 2020. Upon being capitalized and added to the then-outstanding principal amount of the Term Loans, interest so capitalized shall be treated as principal of the Term Loans for all purposes of this Agreement and the other Loan Documents.”

(d)    Section 2.10(e) of the Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(e) Interest on each Loan shall be due and payable on each Interest Payment Date applicable thereto; provided, that, such interest may be paid by being capitalized and added to the then-outstanding principal amount of the Term Loans solely to the extent provided in Section 2.10(a) above. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding, under any Debtor Relief Law.”

(e)    Section 7.06 of the Second Lien Credit Agreement is hereby amended by adding the following two paragraphs to the end of Section 7.06:

“Notwithstanding anything in this Section 7.06 to the contrary, (i) during the PIK Period, neither the Borrower nor any Restricted Subsidiary may declare or make, directly or indirectly, any Restricted Payment, except pursuant to the exceptions provided in Sections 7.06(a), (b), (d), (e), (g), (j) and (ii) during the period commencing on the First Amendment Effective Date and ending on January 1, 2021, neither the Borrower nor any Restricted Subsidiary may declare or make, directly or indirectly, any Restricted Payment in reliance on Section 7.06(d) as such exception relates to the payment of amounts permitted by Section 7.08(e), other than indemnification payments permitted by such Section 7.08(e).

In addition to the restrictions applicable to the Borrower and any Restricted Subsidiary pursuant to this Section 7.06, during the PIK Period, no Unrestricted Subsidiary may, directly or indirectly, use the proceeds of an Investment made in it by a Loan Party or any Restricted Subsidiary to finance any Restricted Payment, including any payment on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any Equity Interest of Holdings, or on account of any return of capital to Holdings’ stockholders, partners or members.”

(f)    Section 9.01 of the Second Lien Credit Agreement is hereby amended by (i) deleting the word “or” appearing at the end of clause (j) thereof, (ii) replacing the word “Effect.” appearing at the end of clause (k) thereof with the word “Effect;” and (iii) adding the following as new clauses (l) and (m) thereto:

“(l)    Failure to Issue Incremental Term Loans. Solely to the extent that the Borrower makes a PIK Election for the Interest Period ending on September 30, 2020, the Borrower fails to either (i) pay the cash interest that would be due on the Term Loans as if such PIK Election had not been made or (ii) cause the September 2020 Incremental Term Loans to be issued prior to, or substantially concurrently with, the capitalization of the interest payment due on September 30, 2020; or”

“(m)     Failure to Comply with the First Amendment. Holdings, the Borrower or any other Loan Party fails to perform or observe any term, covenant or agreement contained in Section 6 or Section 7 of the First Amendment.”

(g)    Each Term Loan Note outstanding as of the First Amendment Effective Date (and the corresponding Exhibit for any Term Loan Note as well as any Term Loan Note issued on after the First Amendment Effective Date) is hereby amended by modifying the first sentence of such Term Loan Note by inserting at the end thereof the following clause: “; provided that the principal amount of this Term Loan Note shall be deemed to be automatically increased by the amount attributable to this Term Loan Note of each interest payment paid-in-kind that is added to the then-outstanding principal amount of the Initial Term Loans on each Interest Payment Date during the PIK Period for which the Borrower has made a PIK Election in accordance with Section 2.10(a) of the Second Lien Credit Agreement.”.

SECTION 4.    CONDITIONS PRECEDENT. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when each of the conditions set forth in this Section 4 shall have been satisfied or waived:

(a)    the Administrative Agent’ s and the Consenting Second Lien Lenders’ receipt of the following, each of which shall be originals, facsimiles or copies in .pdf format unless otherwise specified, each properly executed by a Responsible Officer of Borrower or Holdings (as applicable):

(i)    executed counterparts of this First Amendment by each of the Borrower, Holdings, each March 2020 Incremental Lender, the Administrative Agent, the Subsidiary Guarantors and each Consenting Second Lien Lender; and

(ii)    a committed loan notice in respect of the March Incremental Term Loans as required by Section 4.02 of the Second Lien Credit Agreement;

(b)    both immediately before and after giving effect to this First Amendment (including the incurrence of the March 2020 Incremental Term Loans), (i) no Default or Event of Default under Section 9.01 of the Second Lien Credit Agreement shall have occurred or be continuing or result therefrom and (ii) the representation and warranties contained in Article V of the Second Lien Credit Agreement, as amended by this First Amendment, or in any other Loan Document, shall be true and correct in all material respects (except for representations and warranties that are already covered by materiality, which representations and warranties will be true and correct in all respects) both immediately before and after giving effect to this First Amendment (including the incurrence of the March 2020 Incremental Term Loans);

(c)    to the extent invoiced in reasonable detail on or prior to the First Amendment Effective Date, all fees and expenses required to be paid hereunder on the First Amendment Effective Date shall have been paid in full in cash; and

(d)    to the extent invoiced in reasonable detail on or prior to the First Amendment Effective Date, the Administrative Agent shall have received payment in full of an extraordinary administration fee in the amount of $5,000.00 invoiced by the Administrative Agent to the Borrower in respect of this First Amendment.

SECTION 5.    COSTS AND EXPENSES. The Borrower agrees to pay on the First Amendment Effective Date all invoiced, reasonable and documented fees and out-of-pocket expenses of primary counsel to the Lenders and of primary counsel to the Administrative Agent.

SECTION 6.    POST-CLOSING MATTERS. On or prior to the date that is ten Business Days after the First Amendment Effective Date, the Borrower will deliver to the Administrative Agent and the Second Lien Lenders a perfection certificate duly completed by the Borrower on behalf of the Loan Parties.

SECTION 7.    RIGHT OF FIRST OFFER.

(a)    New Senior Debt. The Borrower and Holdings hereby agree that if, at any time during the PIK Period, the Borrower or any of the other Loan Parties incurs any term Indebtedness that is Senior Priority Lien Debt (any such Indebtedness, “New Senior Debt”), the Borrower shall, subject to the provisions of the Closing Date Intercreditor Agreement, be required to first offer the Consenting Second Lien Lenders a bona fide opportunity to provide such New Senior Debt, with all of the material terms of such New Senior Debt to be set forth in writing (the “New Senior Debt Offer”). Each Consenting Second Lien Lender shall be entitled to accept or decline, in writing, the New Senior Debt Offer to provide all or a portion of such New Senior Debt in its sole discretion, and, if the Consenting Second Lien Lenders (or any of their respective Affiliates), as applicable, do not accept the New Senior Debt Offer to provide such New Senior Debt in full within 10 Business Days after the date of receiving the making of such New Senior Debt Offer (such period, the “New Senior Debt Offer Period”), the Borrower shall, within 15 Business Days thereafter, be permitted to cause such New Senior Debt to be provided by such other Persons as the Borrower may choose in its discretion on terms identical to those contained in the New Senior Debt Offer. Should the New Senior Debt Offer be oversubscribed, it shall be subject to pro rata cutbacks. Notwithstanding the foregoing provisions of this Section 7(a), if the Borrower and Holdings determine in good faith that making the New Senior Debt Offer for the duration of the New Senior Debt Offer Period would have, or could reasonably be expected to have, a material adverse effect on Holdings, the Borrower or any of the other Loan Parties, then Holdings and the Borrower shall be permitted to cause a Lender to provide all or a portion of the New Senior Debt on terms identical to those contained in the New Senior Debt Offer without regard to the New Senior Debt Offer Period, which shall be deemed not to exist for purposes of the incurrence of such New Senior Debt; provided that it shall be a condition to the incurrence of such New Senior Debt that the Lender providing such New Senior Debt shall be required thereafter to, not later than five Business Days after such incurrence, offer each Consenting Second Lien Lender the opportunity to purchase all or a portion of such New Senior Debt in a manner and on terms (including with respect to economic terms) that give effect to the ability such Consenting Second Lien Lender would otherwise have had to acquire all or a portion of such New Senior Debt pursuant to the New Senior Debt Offer.

(b)    Unrestricted Subsidiary Debt. The Borrower and Holdings hereby agree that if, at any time during the PIK Period, any Unrestricted Subsidiary incurs any Indebtedness (any such Indebtedness, “New Unrestricted Subsidiary Debt”), the Borrower shall be required to first offer the Consenting Second Lien Lenders a bona fide opportunity to provide such New Unrestricted Subsidiary Debt, with all of the material terms of such New Unrestricted Subsidiary Debt to be set forth in writing (the “New Unrestricted Subsidiary Debt Offer”). Each Consenting Second Lien Lender shall be entitled to accept or decline, in writing, the New Unrestricted Subsidiary Debt Offer to provide all or a portion of such New Unrestricted Subsidiary Debt in its sole discretion, and, to the extent the Consenting Second Lien Lenders (or any of their respective Affiliates), as applicable, do not accept the New Unrestricted Subsidiary Debt Offer to provide such New Unrestricted Subsidiary Debt in full within 10 Business Days after the date of receiving the making of such New Unrestricted Subsidiary Debt Offer (such period, the “New Unrestricted Subsidiary Debt Offer Period”), the Borrower shall, within 15 Business Days thereafter, be permitted to cause such New Unrestricted Subsidiary Debt to be provided by such other Persons as it may choose in its discretion on terms identical to those contained in the New Unrestricted Subsidiary Debt Offer. Notwithstanding the foregoing provisions of this Section 7(b), if the Borrower and Holdings determine in good faith that making the New Unrestricted Subsidiary Debt Offer for the duration of the New Unrestricted Subsidiary Debt Offer Period would have, or could reasonably be expected to have, a material adverse effect on Holdings, the Borrower or any of the other Loan Parties, then Holdings and the Borrower shall be permitted to cause an Affiliated Lender to provide all or a portion of the New Unrestricted Subsidiary Debt on terms identical to those contained in the New Unrestricted Subsidiary Debt Offer without regard to the New Unrestricted Subsidiary Debt Offer Period, which shall be deemed not to exist for purposes of the incurrence of such New Unrestricted Subsidiary Debt; provided that it shall be a condition to the incurrence of such New Unrestricted Subsidiary Debt that the Affiliated Lender providing such New Unrestricted Subsidiary Debt shall be required thereafter to, not later than 5 Business Days after such incurrence, offer each Consenting Second Lien Lender the opportunity to purchase all or a portion of such New Unrestricted Subsidiary Debt in a manner and on terms (including with respect to economic terms) that give effect to the ability such Consenting Second Lien Lender would otherwise have had to acquire all or a portion of such New Unrestricted Subsidiary Debt pursuant to the New Unrestricted Subsidiary Debt Offer.

(c)    Without limiting the provisions of the Second Lien Credit Agreement (including Article X thereof) and the other Loan Documents, the Administrative Agent and the Collateral Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Section 7, and may assume that the Borrower and Holdings have complied with this Section 7 in connection with the incurrence of any New Senior Debt or New Unrestricted Subsidiary Debt.

SECTION 8.     RELEASE OF CLAIMS.

(a)    In consideration of the agreements of the Administrative Agent, the Collateral Agent and the Consenting Second Lien Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on and as of the First Amendment Effective Date, (I) each Loan Party, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each such Person, collectively with their successors, assigns and representatives, a “Loan Party Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges, in each case to the maximum extent permitted by law, each of the Administrative Agent, the Collateral Agent, each Consenting Second Lien Lender, and each such Person’s successors and assigns, and present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, in each case in its capacity as such (the Administrative Agent, the Collateral Agent, each Consenting Second Lien Lender and all such other Persons being hereinafter referred to collectively as the “Existing Lender Releasees” and individually as an “Existing Lender Releasee”), and (II) each Consenting Second Lien Lender, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each such Person, collectively with their successors, assigns and representatives, a “Consenting Second Lien Lender Releasing

Party” and each Loan Party Releasing Party and Consenting Second Lien Lender Releasing Party, a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges, in each case to the maximum extent permitted by law, each of the March 2020 Incremental Lenders and each such Person’s successors and assigns, and present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, in each case in its capacity as such (each March 2020 Incremental Lender and all such other Persons being hereinafter referred to collectively as the “March 2020 Incremental Lender Releasees” and individually as an “March 2020 Incremental Lender Releasee” and, together with the Existing Lender Releasees, the “Releasees” and each Existing Lender Releasee and March 2020 Incremental Lender Releasee, individually a “Releasee”), in each case, of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party may own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this First Amendment for or on account of, or in relation to this First Amendment, the Second Lien Credit Agreement, any of the other Loan Documents or any of the transactions hereunder or thereunder.

(b)    Each party hereto agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)    Each party hereto agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d)    Each party hereto agrees that this general release shall have full force and effect notwithstanding any Event of Default or Default under the Second Lien Credit Agreement.

(e)    Each Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Section 8. If any Releasing Party violates the foregoing covenant, each Loan Party, jointly and severally, for itself and each other Releasing Party, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 9.    REAFFIRMATION.

(a)    To induce the Agents and the Second Lien Consenting Lenders party hereto to enter into this First Amendment, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, in each case as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.

(b)    In furtherance of the foregoing Section 9(a), each Guarantor (in such capacity, each a “Reaffirming Guarantor”) reaffirms its guarantee of the Guaranteed Obligations (as defined in the Guaranty) under the terms and conditions of each Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this First Amendment, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Guarantor hereby confirms that it consents to the terms of this First Amendment and the Second Lien Credit Agreement and that the principal of the March Incremental Term Loans constitute “Obligations” under the Loan Documents. Each Reaffirming Guarantor hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of or in connection with any Loan Document, and whether at maturity, by acceleration or otherwise, (ii) acknowledges and agrees that its Guaranty and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment, and (iii) acknowledges, agrees and warrants for the benefit of the Second Lien Lenders that there are no rights of set-off, counterclaim, recoupment or termination that would enable such Reaffirming Guarantor to avoid the performance of its obligations under the Loan Documents.

SECTION 10.    MISCELLANEOUS PROVISIONS.

(a)    Ratification. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Second Lien Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Second Lien Credit Agreement or any other Loan Document, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b)    Governing Law; Submission to Jurisdiction, Etc.. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Sections 11.15 and 11.16 of the Second Lien Credit Agreement are incorporated by reference herein as if such sections appeared herein, mutatis mutandis.

(c)    Severability. Section 11.14 of the Second Lien Credit Agreement is incorporated by reference herein as if such section appeared herein, mutatis mutandis.

(d)    Counterparts; Headings. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment

(e)    Direction To Administrative Agent and Collateral Agent. Each of the Consenting Second Lien Lenders, collectively constituting all Lenders party to the Second Lien Credit Agreement prior to giving effect hereto, and each of the March 2020 Incremental Lenders, each hereby (i) authorize and direct each of the Administrative Agent and the Collateral Agent to execute and deliver this First Amendment (including, without limitation, to approve the March 2020 Incremental Term Loans, in the amount and on the terms set forth herein) and (ii) acknowledge and agree that (x) the direction in this Section 10(e) constitutes a direction from all Lenders under the provisions of Article X of the Second Lien Credit Agreement and (y) Sections 10.03 and 10.07 of the Second Lien Credit Agreement shall apply to any and all actions taken by either of the Administrative Agent or the Collateral Agent in accordance with such direction.

[Remainder of page intentionally blank; signatures begin next page]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused their duly Responsible Officers to execute and deliver this First Amendment as of the date first above written.

MISTER CAR WASH HOLDINGS, INC.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

HOTSHINE INTERMEDIATECO, INC.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

[Signature Page to First Amendment to Second Lien Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	AVP

[Signature Page to First Amendment to Second Lien Credit Agreement]

MARCH 2020 INCREMENTAL LENDERS:

GREEN EQUITY INVESTORS VI, L.P.

By: GEI CAPITAL VI, LLC, its General Partner

By:	/s/ Andrew Goldberg
Name:	Andrew Goldberg
Title:	General Counsel

GREEN EQUITY INVESTORS SIDE VI, L.P.

By: GEI CAPITAL VI, LLC, its General Partner

By:	/s/ Andrew Goldberg
Name:	Andrew Goldberg
Title:	General Counsel

[Signature Page to First Amendment to Second Lien Credit Agreement]

SUBSIDIARY GUARANTORS:

CAR WASH PARTNERS, INC.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

CWP ASSET CORP.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

CWPS CORP.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

CWP WEST CORP.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

CWPU CORP.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

[Signature Page to First Amendment to Second Lien Credit Agreement]

CPW MANAGEMENT CORP.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

CAR WASH HEADQUARTERS, INC.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

MCW GC LLC

By: CAR WASH PARTNERS, INC., its sole member

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

CWP CALIFORNIA CORP.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer and Chief Financial Officer

PS ACQUISITION SUB CORP.

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

[Signature Page to First Amendment to Second Lien Credit Agreement]

PRIME SHINE, LLC

By:	/s/ Jedidiah Gold
Name:	Jedidiah Gold
Title:	Treasurer

[Signature Page to First Amendment to Second Lien Credit Agreement]

CRESCENT MEZZANINE PARTNERS VI, L.P. as a Second Lien Lender

By: Crescent Capital Group LP, its investment advisor

By:	/s/ Yev Kuznetsov
Name:	Yev Kuznetsov
Title:	Managing Director

By:	/s/ Mandy Epler Brown
Name:	Mandy Epler Brown
Title:	Senior Vice President

CRESCENT MEZZANINE PARTNERS VIB, L.P., as a Second Lien Lender

By: Crescent Capital Group LP, its investment advisor

By:	/s/ Yev Kuznetsov
Name:	Yev Kuznetsov
Title:	Managing Director

By:	/s/ Mandy Epler Brown
Name:	Mandy Epler Brown
Title:	Senior Vice President

CRESCENT MEZZANINE PARTNERS VIC, L.P. as a Second Lien Lender

By: Crescent Capital Group LP, its investment advisor

By:	/s/ Yev Kuznetsov
Name:	Yev Kuznetsov
Title:	Managing Director

By:	/s/ Mandy Epler Brown
Name:	Mandy Epler Brown
Title:	Senior Vice President

[Signature Page to First Amendment to Second Lien Credit Agreement]

CRESCENT MEZZANINE PARTNERS VIB (CAYMAN), L.P., as a Second Lien Lender

By: Crescent Mezzanine VI, LLC, its general partner

By:	/s/ Yev Kuznetsov
Name:	Yev Kuznetsov
Title:	Managing Director

By:	/s/ Mandy Epler Brown
Name:	Mandy Epler Brown
Title:	Senior Vice President

CRESCENT CIT II LEVERED INVESTMENT PARTNERSHIP, LP as a Second Lien Lender

By: Crescent Capital Group LP, its investment adviser

By:	/s/ Yev Kuznetsov
Name:	Yev Kuznetsov
Title:	Managing Director

By:	/s/ Mandy Epler Brown
Name:	Mandy Epler Brown
Title:	Senior Vice President

CRESCENT CAPITAL TRUST II, a fund established under Crescent Capital Collective Investment Trust as a Second Lien Lender

By: Crescent Capital Group LP, its investment adviser

By:	/s/ Yev Kuznetsov
Name:	Yev Kuznetsov
Title:	Managing Director

By:	/s/ Mandy Epler Brown
Name:	Mandy Epler Brown
Title:	Senior Vice President

[Signature Page to First Amendment to Second Lien Credit Agreement]

PENFUND CAPITAL FUND VI LIMITED PARTNERSHIP
as a Second Lien Lender

By: PENFUND CAPITAL PARTNERS VI INC., as its general partner

By:	/s/ Jeremy Thompson
Name:	Jeremy Thompson
Title:	Authorized Signatory

PENFUND CAPITAL FUND VI U.S. LIMITED PARTNERSHIP as a Second Lien Lender

By: PENFUND CAPITAL PARTNERS VI INC., as its general partner

By:	/s/ Jeremy Thompson
Name:	Jeremy Thompson
Title:	Authorized Signatory

PENFUND CAPITAL FUND V-A LIMITED PARTNERSHIP as an Second Lien Lender

By: PENFUND CAPITAL PARTNERS V INC., as its general partner

By:	/s/ Jeremy Thompson
Name:	Jeremy Thompson
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Lien Credit Agreement]

PENFUND CAPITAL FUND V-B LIMITED PARTNERSHIP as a Second Lien Lender

By: PENFUND CAPITAL PARTNERS V INC., as its general partner

By:	/s/ Jeremy Thompson
Name:	Jeremy Thompson
Title:	Authorized Signatory

PENFUND CAPITAL FUND V-C LIMITED PARTNERSHIP as a Second Lien Lender

By: PENFUND CAPITAL PARTNERS V INC., as its general partner

By:	/s/ Jeremy Thompson
Name:	Jeremy Thompson
Title:	Authorized Signatory

PENFUND CAPITAL FUND V (US) LIMITED PARTNERSHIP as a Second Lien Lender

By: PENFUND CAPITAL PARTNERS V INC., as its general partner

By:	/s/ Jeremy Thompson
Name:	Jeremy Thompson
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Lien Credit Agreement]

PORTFOLIO ADVISORS CREDIT STRATEGIES FUND, L.P., as a Second Lien Lender

By: PACSF GP, LLC, as its general partner

By:	/s/ William Indelicato
Name:	William Indelicato
Title:	Managing Member

PACS INTERMEDIATE, L.P., as a Second Lien Lender

By: PACSF GP, LLC, as its general partner

By:	/s/ William Indelicato
Name:	William Indelicato
Title:	Managing Member

[Signature Page to First Amendment to Second Lien Credit Agreement]

EXECUTION VERSION

Annex I

March 2020 Incremental Term Loan Commitment

Schedule

	March 2020 Incremental Term Loan Commitment	Pro Rata Share of March 2020 Incremental Term Loan Commitment
Green Equity Investors VI, L.P.	$3,524,437.69	62.65667%
Green Equity Investors Side VI, L.P.	$2,100,562.31	37.34333%

Total	$5,625,000.00	100.00000%